                                                                    EXHIBIT 21


                                  SUBSIDIARIES


                                                                                     Jurisdiction of
                     Company Name                                                     Incorporation
                     ------------                                                     -------------
Mac Frugal's Bargains Closeouts, Inc.                                                      DE
PNS Stores, Inc.                                                                           CA
West Coast Liquidators, Inc.                                                               CA
T. R. O., Inc.                                                                             IL
Consolidated Stores Corporation                                                            OH
KB Consolidated, Inc.                                                                      OH
CSC Distribution, Inc.                                                                     AL
CS Ross Company                                                                            OH
Industrial Products of New England, Inc.                                                   ME
Midwestern Home Products, Inc.                                                             DE
Midwestern Home Products, LTD                                                              OH
Tool and Supply Company of New England, Inc.                                               DE
SS Investments Corporation                                                                 DE
Kay-Bee Center, Inc.                                                                       CA
Southdale Kay-Bee Toy, Inc.                                                                MN
Mall of America Kay-Bee Toy, Inc.                                                          MN
Kay-Bee Toy & Hobby Shops, Inc.                                                            MA
K B Toy of Alaska, Inc.                                                                    AK
K B Toy of Arkansas, Inc.                                                                  AR
K B Toy of Arizona, Inc.                                                                   AZ
K B Toy of California, Inc.                                                                DE
K B Toy of Colorado, Inc.                                                                  CO
K B Toy of Connecticut, Inc.                                                               CT
K B Toy of Florida, Inc.                                                                   FL
K B Toy of Hawaii, Inc.                                                                    NY
Ala Moana Kay-Bee Toy, Inc.                                                                NY
K B Toy of Idaho, Inc.                                                                     ID
K B Toy of Massachusetts, Inc.                                                             MA
K B Toy of Maryland, Inc.                                                                  MD
K B Toy of North Carolina, Inc.                                                            VA
K B Toy of Nebraska, Inc.                                                                  NE
Pheasant Kay-Bee Toy, Inc.                                                                 NH
K B Toy of New Jersey, Inc.                                                                NJ
K B Toy of Nevada, Inc.                                                                    NV
K B Toy of Ohio, Inc.                                                                      OH
K B Toy of Pennsylvania, Inc.                                                              PA
K B Toy of South Dakota, Inc.                                                              SD
K B Toy of Tennessee, Inc.                                                                 TN
KB Toy of Texas, Inc.                                                                      TX
K B Toy of Utah, Inc.                                                                      UT
K B Toy of Virginia, Inc.                                                                  VA
K B Toy of Washington, Inc.                                                                WA
K B Toy of Wisconsin, Inc.                                                                 NY



FORM 10-K                                                             Page 49

                                                                    EXHIBIT 21


                                  SUBSIDIARIES


                                                                                     Jurisdiction of
                     Company Name                                                     Incorporation
                     ------------                                                     -------------
K B Toy of Wyoming, Inc.                                                                   WY
Carolina Kay-Bee Toy, Inc.                                                                 NY
Las Americas Kay-Bee Toy, Inc.                                                             NY
Rio Hondo Kay-Bee Toy, Inc.                                                                NY
Centro Del Sur Kay-Bee Toy, Inc.                                                           NY
Calle Betances Kay-Bee Toy, Inc.                                                           NY
Bayamon Kay-Bee Toy, Inc.                                                                  NY
Cordero Ave. (Caguas) Kay-Bee Toy, Inc.                                                    NY
Atocha Street Kay-Bee Toy, Inc.                                                            NY
Fajardo State Rd. Kay-Bee Toy, Inc.                                                        NY
Main Street (Yauco) Kay-Bee Toy, Inc.                                                      NY
Mayaguez Kay-Bee Toy, Inc.                                                                 NY
Aguadilla Kay-Bee Toy, Inc.                                                                NY
Plaza Del Caribe Kay-Bee Toy, Inc.                                                         NY
Montehiedra Kay-Bee Toy, Inc.                                                              NY
Kay-Bee Isabela, Inc.                                                                      OH
Kay-Bee Palma Real, Inc.                                                                   OH
Kay-Bee Del Norte, Inc.                                                                    OH
Kay-Bee Guayama, Inc.                                                                      OH
Kay-Bee Carolina, Inc.                                                                     OH
Kay-Bee Plaza Del Atlantico, Inc.                                                          OH
Kay-Bee Caguas Centrum, Inc.                                                               OH
Kay-Bee Playa Del Sol, Inc.                                                                OH
Kay-Bee Western Plaza, Inc.                                                                OH
Kay-Bee De Diego Street, Inc.                                                              OH
KB Toy Distribution South, Inc.                                                            AL
Cottenwood Kay-Bee Toy, Inc.                                                               NM
Consolidated Property Holdings, Inc.                                                       NV
KB Holdings, Inc.                                                                          NV
Barn Acquisition Corporation                                                               DE
Fashion Barn, Inc.                                                                         NY
Fashion Barn of New Jersey, Inc.                                                           NJ
Fashion Barn of Florida, Inc.                                                              FL
Fashion Barn of Indiana, Inc.                                                              IN
Fashion Barn of Pennsylvania, Inc.                                                         PA
Fashion Barn of Oklahoma, Inc.                                                             OK
Fashion Barn of Texas, Inc.                                                                TX
Fashion Barn of Ohio, Inc.                                                                 OH
Fashion Outlets Corp.                                                                      NY
Fashion Barn of Vermont, Inc.                                                              VT
Fashion Barn of Virginia, Inc.                                                             VA
Fashion Barn of South Carolina, Inc.                                                       SC
Fashion Barn of North Carolina, Inc.                                                       NC
Fashion Barn of West Virginia, Inc.                                                        WV

FORM 10-K                                                               Page 50

                                                                    EXHIBIT 21


                                  SUBSIDIARIES


                                                                                     Jurisdiction of
                     Company Name                                                     Incorporation
                     ------------                                                     -------------
Fashion Bonanza, Inc.                                                                      NY
Rogers Fashion Industries, Inc.                                                            NY
Saddle Brook Distributors, Inc.                                                            NY
DTS, Inc.                                                                                  NY
Fashion Barn of Missouri, Inc.                                                             MO
Fashion Barn, Inc.                                                                         MA
Fashion Barn of Georgia                                                                    GA



FORM 10-K                                                               Page 51